SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2003

                        Commission File Number: 000-50004

                           Filtering Associates, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                              84-1556886
------                                                              ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                              Identification No.)

18  Technology, Suite 208, Irvine, California                            92618
---------------------------------------------                            -----
(Address of principal executive offices)                             (Zip Code)


                                  949.510.9647
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
                   (Former name, if changed since last report)

           5109 River Avenue, Suite B, Newport Beach, California 92663
           -----------------------------------------------------------
                                  949.645.1075
                                  ------------
      (Former Address and Telephone Number of Principal Executive Offices)







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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On July 22, 2003, Kevin Frost was appointed as President and a director of Filtering Associates, Inc., a Nevada corporation (the "Registrant"). On July 22, 2003, Natalie Hoss resigned as the President of the Registrant and Mary Thompson resigned as Treasurer and a director of the Registrant. Also on July 22, 2003, Mr. Frost purchased 490,000 shares of common stock from Natalie Hoss, an officer and director of the Registrant, in exchange for $490. The source of that $490 was the personal funds of Mr. Frost. In addition, on July 22, 2003, Mr. Frost purchased 490,000 shares of the Registrant's common stock from Mary Thompson in exchange for $490. The source of that $490 was the personal funds of Mr. Frost. As a result of these transactions, Mr. Frost directly and personally owns 980,000 shares of the Issuer's common stock which comprises 51.8% of the Issuer's total issued and outstanding shares. Mr. Frost has sole voting and dispositive power as to the 980,000 shares he owns directly.

On July 23, 2003, Edward Wiggins was appointed as Treasurer and Director of the Registrant.

The following is a summary of Mr. Frost's and Mr. Wiggins' experience.

KEVIN FROST. Mr. Frost has been the Registrant's President and a director since July 2003. Mr. Frost is responsible for the Registrant's day to day operations and sales. Prior to joining the Registrant, Mr. Frost was the managing partner of Odyssey Industries, a distributor of wireless products, where he managed all of the day to day operations from 2000 to 2003. From 1991 to 2000, Mr. Frost was the Sales Manager for Telecell Inc., where he managed six sales executives and major corporate accounts including Disney, Disney Productions, Dreamworks, Southern California Edison, and City of Los Angeles Employees. Mr. Frost has an Associate of Arts Degree from Coastline College which he received in 1991. Mr. Frost is not an officer or director of any other reporting company.

EDWARD WIGGINS. In July 2003, Mr. Wiggins was appointed as the Chief Financial Officer and a director of Filtering Associates, Inc. Prior to joining the company, Mr. Wiggins had owned and operated Body Rhythms, a company that distributes and sells holistic health care products. In May 2003, Mr. Wiggins earned a Masters of Law (LLM) in Comparative Law at the University of San Diego, School of Law. From 1999 to 2002, Mr. Wiggins attended the University of London, Guildhall and earned an LLB in Business Law. Mr. Wiggins also holds Bachelor of Arts in History from California State University, at Chico. Mr. Wiggins is also working towards a license to practice law in the State of California. He is not an officer or director of any other reporting company.

            SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT


The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 22, 2003 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title of Class              Name and Address of Beneficial        Amount and Nature of Beneficial          Percent of Class
                            Owner                                 Owner
------------------------    ----------------------------------    ------------------------------------     -------------------------
                            Kevin Frost                                     980,000 shares                          51.8%
Common Stock                18 Technology, Suite 208                      President, Director
                            Irvine, CA  92618

                            Natalie Hoss                                     10,000 shares                           0.5%
Common Stock                18 Technology, Suite 208                      Secretary, Director
                            Irvine, CA  92618

                            Edward Wiggins                                  No shares owned                          0.0%
Common Stock                18 Technology, Suite 208                      Treasurer, Director
                            Irvine, CA  92618

                            All directors and named                         990,000 shares                          52.3%
Common Stock                executive officers as a group


Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

ITEM 5. OTHER EVENTS.

On July 22, 2003, the Registrant changed its address to 18 Technology, Suite 208, Irvine, California, 92618, and telephone number to 949.510.9647.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On July 22, 2003, Mary Thompson resigned as the Treasurer and director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Ms. Thompson's resignation is filed as Exhibit 17.1 to this Form 8-K.



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INDEX TO EXHIBITS
-----------------

17.1     Resignation of Mary Thompson




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  Filtering Associates, Inc.


July 29, 2003                            By:      /s/ Kevin Frost
                                                  ----------------------------
                                                  Kevin Frost, President and
                                                  Chief Executive Officer





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